EXHIBIT 99.1

Kohlberg Capital Announces $5,000,000 Share Repurchase Plan

NEW YORK, Nov. 3, 2008 (GLOBE NEWSWIRE) -- Kohlberg Capital Corporation (Nasdaq:KCAP), a publicly traded business development company, today announced that its Board of Directors has approved a share repurchase plan. Under this plan, Kohlberg Capital may repurchase up to $5,000,000 of its common stock from time to time at the discretion of its senior management, when, in the view of management, the price of the Company's stock does not appropriately reflect its net asset value or future earnings prospects.

Shares may be purchased in the open market or, subject to the applicable rules and regulations of the Securities and Exchange Commission, in privately negotiated transactions. Kohlberg Capital will not repurchase any shares from directors, officers or other persons known to be affiliates of Kohlberg Capital. The repurchase program does not obligate Kohlberg Capital to acquire any specific number of shares and may be discontinued at any time.

Kohlberg Capital intends to fund the repurchases with available cash. The repurchase program is expected to take effect after notice has been mailed to shareholders, which should occur on or about November 17, 2008, and is expected to continue until the approved dollar amount has been expended or until the plan is earlier discontinued.

About Kohlberg Capital Corporation (KCAP):

Kohlberg Capital Corporation is a publicly traded, internally managed business development company. Our middle market investment business originates, structures, finances and manages a portfolio of term loans, mezzanine investments and selected equity securities in middle market companies. Our wholly-owned portfolio company, Katonah Debt Advisors, manages CLO funds that invest in broadly syndicated corporate term loans, high-yield bonds and other credit instruments. Kohlberg Capital Corporation's filings with the Securities and Exchange Commission, earnings releases, press releases and other financial, operational and governance information are available on the Company's website at www.kohlbergcapital.com.

The Kohlberg Capital logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=3121

Forward-Looking Statements:

This press release contains forward-looking statements (i.e., statements that are not historical facts) describing the Company's future plans and objectives. The matters discussed in this press release, as well as in future oral and written statements by management of Kohlberg Capital Corporation, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other similar words. Important assumptions include our ability to complete the proposed share repurchase plan, our ability to originate new investments, achieve certain margins and levels of profitability, the availability of cash and additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this press release should not be regarded as a representation by us that our plans or objectives will be achieved. Further information about factors that could affect our financial and other results is included in our filings with the Securities and Exchange Commission. We do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required to be reported under the rules and regulations of the Securities and Exchange Commission.

CONTACT:  Kohlberg Capital Corporation
          Investor Relations
          Denise Rodriguez
          (212) 455-8300
          info@kohlbergcapital.com